     As filed with the Securities and Exchange Commission on July 22, 1997

                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                               -------------------

          DELAWARE                                        94-3060271
 (State of incorporation)                  (I.R.S. Employer Identification No.)

                               -------------------

                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (415) 244-6800
          (Address and telephone number of Principal Executive Offices)

                           1991 EQUITY INCENTIVE PLAN
                        1991 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                VAUGHN M. KAILIAN
                                    PRESIDENT
                             COR THERAPEUTICS, INC.
                              256 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (415) 244-6800
            (Name, address, including zip code, and telephone number,
                    including are code of agent for service)

                              --------------------

                                   Copies to:
                              ROBERT L. JONES, ESQ.
                             JULIE M. ROBINSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                           PALO ALTO, CALIFORNIA 94306
                                 (415) 843-5000

                         CALCULATION OF REGISTRATION FEE

=======================================================================================
     Title of            Amount      Proposed maximum   Proposed maximum    Amount of
 securities to be        to be        offering price        aggregate      registration
    registered         registered      per share(1)     offering price(1)      fee
---------------------------------------------------------------------------------------
Common Stock
(par value $.0001)   900,000 shares     $9.813            $8,831,700       $2,676.27
=======================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) of the Securities Act of 1933, as amended. The price per share and aggregate offering price are based upon the average of the high and low price of Registrant's Common Stock on July 18, 1997 as reported on the Nasdaq National Market, for (i) 600,000 shares reserved for future grants under the 1991 Equity Incentive Plan and (ii) 300,000 shares issuable under the 1991 Employee Stock Purchase Plan.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
     REGISTRATION STATEMENT ON FORM S-8 NO. 33-42912, FORM S-8 NO. 33-66296
                            AND FORM S-8 NO. 33-82306


         The contents of Registration Statement on Form S-8 No. 33-42912 filed with the Securities and Exchange Commission on September 25, 1991, Form S-8 No. 33-66296 filed with the Securities and Exchange Commission July 22, 1993 and Form S-8 No. 33-82306 filed with the Securities and Exchange Commission on August 2, 1994 are incorporated by reference herein, with those changes set forth below.


                                    EXHIBITS


EXHIBIT
NUMBER
-------

5.1    Opinion of Cooley Godward LLP.

23.1   Consent of Ernst & Young LLP, Independent Auditors.

23.2   Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1   Power of Attorney is contained on the signature pages.

99.1*  1991 Equity Incentive Plan, as amended.

99.2*  1991 Employee Stock Purchase Plan, as amended.

---------------
* Incorporated by reference from Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-19290), and incorporated herein by reference.




                                       2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on July 21, 1997.


                                   COR THERAPEUTICS, INC.



                                   By: /s/   Vaughn M. Kailian
                                       --------------------------------------
                                             Vaughn M. Kailian

                                   Title: President and Chief Executive Officer




                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vaughn M. Kailian and Laura A. Brege, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                    TITLE                                DATE
---------                                    -----                                ----


/s/ VAUGHN M. KAILIAN                        President, Chief Executive           July 10, 1997
----------------------------------------     Officer and Director
Vaughn M. Kailian                            (Principal Executive Officer)



/s/ LAURA A. BREGE                           Vice President, Finance and Chief    July 10, 1997
----------------------------------------     Chief Financial Officer
Laura A. Brege                               (Principal Financial Officer)



/s/ PETER S. RODDY                           Director, Finance and Controller     July 10, 1997
----------------------------------------     (Principal Accounting Officer)
Peter S. Roddy


/s/ SHAUN R. COUHLIN, M.D., PH.D.            Director                             July 10, 1997
----------------------------------------
Shaun R. Coughlin, M.D., Ph.D.



/s/ JAMES T. DOLUISIO, PH.D.                 Director                             July 10, 1997
----------------------------------------
James T. Doluisio, Ph.D.



/s/ JERRY T. JACKSON                         Director                             July 10, 1997
----------------------------------------
Jerry T. Jackson



/s/ ERNEST MARIO, PH.D.                      Director                             July 10, 1997
----------------------------------------
Ernest Mario, Ph.D.



/s/ ROBERT R. MOMSEN                         Director                             July 10, 1997
----------------------------------------
Robert R. Momsen



/s/ LLOYD HOLLINGSWORTH SMITH, JR., M.D.     Director                             July 10, 1997
----------------------------------------
Lloyd Hollingsworth Smith, Jr., M.D.



/s/ WILLIAM H. YOUNGER, JR.                  Director                             July 10, 1997
----------------------------------------
William H. Younger, Jr.




                                       4.

                                INDEX TO EXHIBITS


EXHIBIT                                                                               SEQUENTIAL
NUMBER                         DESCRIPTION                                            PAGE NUMBER
-------                        -----------                                            -----------
 5.1   Opinion of Cooley Godward LLP

23.1   Consent of Ernst & Young LLP, independent auditors.

23.2   Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
       Registration Statement

24.1   Power of Attorney is contained on the signature pages.

*99.1  1991 Equity Incentive Plan, as amended.

*99.2  1991 Employee Stock Purchase Plan, as amended.


----------------
* Incorporated by reference from Registrant's Annual Report on 10-K for the fiscal year ended December 31, 1996 (File No. 0-19290), and incorporated herein by reference.




                                       5.